SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:  December 19, 2001


                                PNW CAPITAL INC.
                          ----------------------------
       (Exact name of registrant as specified in its charter post-merger)

Delaware                            000-14873                 84-1413868
- ---------------------            ----------                 -----------------
(State or other                 (Commission File No.)       (IRS Employer
jurisdiction of                                             Identification  No.)
incorporation)


            12925 W. Arlington Pl., Littleton, CO 80217
            --------------------------------------------------------
                                  (New Address)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (303) 412-2469
                                                          --------------



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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

                  None.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

                  None.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

                  None.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  None.


ITEM 5. OTHER EVENTS

     In lieu of a shareholders meeting, on December 14, 2001, the majority of issued and outstanding shares, by written consent, pursuant to Delaware General Corporation Law approved a one for one hundred reverse split, except that no shareholder shall be reduced to less than fifty shres. The effective date of the reverse split shall be January 7, 2002. The Board of Directors has unanimously adopted a resolution approving the one for one hundred common share reverse split pro rata, effective January 7, 2002. No shareholder shall be reduced to less than 50 shares.

ITEM 6. RESIGNATION AND APPOINTMENT OF DIRECTORS

                  None.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

                  Exhibits:  None.



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




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 19, 2001                  PNW Capital, Inc.


                                           /s/ Daniel C. Silva
                                       By: -----------------------------------
                                           Daniel C. Silva, President




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